Exhibit 10.2

EXECUTION COPY

FIFTH AMENDMENT

TO THE

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This FIFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of August 30, 2010 (this “Amendment”), is entered into by and among:

(i) CARDINAL HEALTH FUNDING, LLC, a Nevada limited liability company (the “Seller”);

(ii) GRIFFIN CAPITAL, LLC, a Nevada limited liability company (“Griffin”);

(iii) CARDINAL HEALTH 110, INC., a Delaware corporation (“CH-110”);

(iv) CARDINAL HEALTH 411, INC., an Ohio Corporation (“CH-411”);

(v) CARDINAL HEALTH, INC., an Ohio corporation (the “Performance Guarantor”);

(vi) BANK OF AMERICA, N.A. (“BofA”), as a Financial Institution and as the Managing Agent for BofA’s Purchaser Group;

(vii) WINDMILL FUNDING CORPORATION (“Windmill”), as a Conduit;

(viii) THE ROYAL BANK OF SCOTLAND PLC (as successor to ABN AMRO Bank N.V.) (“RBS”), as the Related Financial Institution for Windmill and as the Managing Agent for Windmill’s Purchaser Group;

(ix) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit;

(x) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch) (“Credit Agricole”), as the Related Financial Institution for Atlantic and as the Managing Agent for Atlantic’s Purchaser Group;

(xi) VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit; and

(xii) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as the Related Financial Institution for Victory, as Managing Agent for Victory’s Purchaser Group and as the Agent (in such capacity, the “Agent”).

Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the parties hereto (other than CH-110, CH-411 and the Performance Guarantor) are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of November 19, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, immediately prior to giving effect to this Amendment, Ranger Funding Company LLC (“Ranger”) assigned to BofA, and BofA assumed, all of Ranger’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents;

WHEREAS, in connection with the foregoing assignment and on the terms and subject to the conditions set forth herein, the parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement as set forth in Section 1 below; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement.

The Receivables Purchase Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” set forth in Exhibit I of the Receivables Purchase Agreement is replaced in its entirety with the following:

“Applicable Margin” means (A) with respect to any Incremental Purchase funded or maintained by any Financial Institution other than BofA, a per annum rate equal to 2.50% and (B) with respect to any Incremental Purchase funded or maintained by BofA, a per annum rate equal to 0.00%; provided, however, that at any time when 50% or more of the Incremental Purchases (determined based on outstanding Capital and excluding any outstanding Capital funded or maintained by BofA) are then being funded or maintained by Financial Institutions that are including the Applicable Margin specified in clause (A) above in their calculations of the LIBO Rate for such Incremental Purchases, the Applicable Margin with respect to such Incremental Purchase shall be 2.50% at such time.

(b) The definition of “LIBO Rate” set forth in Exhibit I of the Receivables Purchase Agreement is replaced in its entirety with the following:

“LIBO Rate” means:

(A) with respect to any Tranche Period and any Purchaser other than BofA, the sum of (i) (a) either (x) the interest rate per annum designated as LIBOR for the Related Financial Institution for a period of time comparable to such Tranche Period that appears on the Reuters Screen LIBOR01 Page (or on any successor or substitute page thereof, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on the Reuters Screen LIBOR01 Page, as determined by the related Managing Agent

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from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) as of 11:00 a.m. (London, England time) on the second Business Day preceding the first day of such Tranche Period or (y) if a rate cannot be determined under clause (x) above, a rate per annum equal to the average (for purposes of this clause (y), rounded upwards, if necessary, to the nearest one-hundredth of a percentage point) of the rates per annum at which deposits in U.S. dollars in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period are offered to the principal London office of such Related Financial Institution by three London banks, selected by such Related Financial Institution in good faith, at about 11:00 a.m. London time on the second Business Day preceding the first day of such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against such Related Financial Institution in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period, plus (ii) the Applicable Margin; and

(B) with respect to any day during any Tranche Period and solely with respect to BofA, the sum of (i) (a) either (x) the interest rate per annum designated as LIBOR for BofA for a period of one month that appears on the Reuters Screen LIBOR01 Page (or on any successor or substitute page thereof, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on the Reuters Screen LIBOR01 Page, as determined by BofA from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) on such day or (y) if a rate cannot be determined under clause (x) above, a rate per annum equal to the average (for purposes of this clause (y), rounded upwards, if necessary, to the nearest one-hundredth of a percentage point) of the rates per annum at which deposits in U.S. dollars in the approximate amount to be funded at the LIBO Rate and having a maturity equal to one month are offered to the principal London office of BofA by three London banks, selected by BofA in good faith on such day, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against BofA in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period, plus (ii) the Applicable Margin.

In either case, the LIBO Rate shall be rounded, if necessary, to the next higher  1/16 of 1%.

SECTION 2. Representations and Warranties.

On the date hereof, each Cardinal Entity and the Performance Guarantor hereby represents and warrants (as to itself) to the Purchasers, the Managing Agents, the Agent and, in the case of the representations and warranties made by the Performance Guarantor, the Seller that:

(a) after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event or Termination Event (as defined in the Receivables Sale Agreement) or Potential Termination Event (as defined in the Receivables Sale Agreement);

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(b) after giving effect to this Amendment, the representations and warranties of such Person set forth in the Receivables Purchase Agreement and each other Transaction Document to which such Person is a party are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c) this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment, duly executed by each of the parties hereto.

SECTION 4. Expenses.

Notwithstanding Section 10.3 of the Receivables Purchase Agreement, BofA agrees to pay (or cause to be paid), the expenses of Mayer Brown LLP incurred by the Agent, Conduits, Managing Agents and Financial Institutions in connection with this Amendment and the transactions contemplated hereby.

SECTION 5. Counterparts; Delivery.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Effect of Amendment; Ratification.

Except as specifically amended hereby, the Receivables Purchase Agreement and the other Transaction Documents are hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Transaction Documents to the Receivables Purchase Agreement, the Receivables Sale Agreement, the Griffin RPAs and the Performance Guaranty shall be deemed to be references to such agreements as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of any Transaction Document other than as specifically set forth herein.

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SECTION 7. ACKNOWLEDGEMENT.

The parties hereto acknowledge and agree that, effective from and after the date hereof, (i) Ranger shall cease to be a party to the Receivables Purchase Agreement, (ii) BofA’s Purchaser Group shall consist solely of BofA, as the Financial Institution and Managing Agent of such Purchaser Group, and such Purchaser Group shall not include a Conduit, (iii) all Incremental Purchases funded or maintained by, and all Purchaser Interests held by, BofA’s Purchaser Group shall be funded and maintained by BofA, as a Financial Institution, and shall accrue Yield, rather than CP Costs.

SECTION 8. GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 9. Section Headings.

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CARDINAL HEALTH FUNDING, LLC

By:	/s/ Lloyd G. Fort
Name:	Lloyd G. Fort
Title:	President

GRIFFIN CAPITAL, LLC,

By:	/s/ Lloyd G. Fort
Name:	Lloyd G. Fort
Title:	President

CARDINAL HEALTH 110, INC.

By:	/s/ Jorge M. Gomez
Name:	Jorge M. Gomez
Title:	Senior Vice President & Treasurer

CARDINAL HEALTH 411, INC.

By:	/s/ Jorge M. Gomez
Name:	Jorge M. Gomez
Title:	Senior Vice President & Treasurer

CARDINAL HEALTH, INC.

By:	/s/ Jorge M. Gomez
Name:	Jorge M. Gomez
Title:	Senior Vice President & Treasurer

S-1	Fifth Amendment to Third Amended and Restated Receivables Purchase Agreementt

BANK OF AMERICA, N.A.,
as a Financial Institution

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President

BANK OF AMERICA, N.A., as Managing Agent for BofA’s Purchaser Group

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President

S-2	Fifth Amendment to Third Amended and Restated Receivables Purchase Agreementt

WINDMILL FUNDING CORPORATION,
as a Conduit

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Related Financial Institution for Windmill

	By:	RBS Securities Inc., as agent

By:	/s/ David Viney
Name:	David Viney
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as Managing Agent for Windmill’s Purchaser Group

	By:	RBS Securities Inc., as agent

By:	/s/ David Viney
Name:	David Viney
Title:	Managing Director

S-3	Fifth Amendment to Third Amended and Restated Receivables Purchase Agreementt

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Related Financial Institution for Atlantic

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Managing Agent for Atlantic’s Purchaser Group

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

S-4	Fifth Amendment to Third Amended and Restated Receivables Purchase Agreementt

VICTORY RECEIVABLES CORPORATION,
as a Conduit

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Financial Institution for Victory

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Managing Agent for Victory’s Purchaser Group

By:	/s/ Hideo Tanaka
Name:	Hideo Tanaka
Title:	SVP & Group Head

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Agent

By:	/s/ Hideo Tanaka
Name:	Hideo Tanaka
Title:	SVP & Group Head

S-5	Fifth Amendment to Third Amended and Restated Receivables Purchase Agreementt